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                                                                    EXHIBIT 23.2

                          AMOCO FOAM PRODUCTS COMPANY

                          CHIPPEWA FALLS SAVINGS PLAN

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 No. 333-17487 of the Tenneco 401(k) Savings Plan for Chippewa Falls of our report dated June 14, 1996, appearing in this Form 11-K.

PRICE WATERHOUSE LLP

Chicago, Illinois
June 25, 1997